United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-7916

                   AllianceBernstein Utility Income Fund, Inc.
               (Exact name of registrant as specified in charter)

                     1345 Avenue of the Americas, New York,
                      New York 10105 (Address of principal
                          executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                   Date of fiscal year end: November 30, 2004

                     Date of reporting period: May 31, 2004

ITEM 1.       REPORTS TO STOCKHOLDERS.

[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management


-------------------------------------------------------------------------------
AllianceBernstein Utility Income Fund

Semi-Annual Report--May 31, 2004
-------------------------------------------------------------------------------


Specialty Equity

---------------------------
Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or Alliance at
(800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/ Products & Services/ Mutual Funds).

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.alliancebernstein.com (click on Investors, then the "proxy voting policies and procedures" link on the left side of the page), or by going to the Securities and Exchange Commission's web site at www.sec.gov, or by calling Alliance Capital at (800) 227-4618.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

July 9, 2004

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Utility Income Fund (the "Fund") for the semi-annual reporting period ended May 31, 2004.

Investment Objective and Policies

This open-end fund seeks current income and capital appreciation primarily through investments in the equity and fixed-income securities of companies in the utilities industry.

Investment Results

The following table provides performance data for the Fund and its benchmark, the Standard & Poor's ("S&P") 500 GICS Utilities Composite (the "Composite"), for the six- and 12-month periods ended May 31, 2004. Also included in the table are returns for the Fund's peer group, as represented by the Lipper Utility Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

-------------------------------------------------------------------------------
INVESTMENT RESULTS*
Periods Ended May 31, 2004

                                       Returns
                               -----------------------
                               6 Months      12 Months
AllianceBernstein Utility
  Income Fund

  Class A                       8.92%         12.73%
  Class B                       8.60%         11.88%
  Class C                       8.58%         11.95%

S&P 500 GICS Utilities
  Composite                     9.08%         11.04%

Lipper Utility Funds Average    8.05%         12.15%


* The Fund's investment results are for the periods shown and are based on the net asset value (NAV) of each class of shares as of May 31, 2004. Performance assumes reinvestment of distributions and does not account for taxes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Past performance is no guarantee of future results.

     The unmanaged S&P 500 GICS Utilities Composite does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Composite encompasses those companies considered gas, electric or water utilities, or companies that operate as independent producers and/or distributors of power, including both nuclear and non-nuclear facilities. For the six- and 12-month periods ended May 31, 2004, the Lipper Utility Funds Average consisted of 85 and 84 funds, respectively. Funds in the Lipper Average have generally similar investment objectives to AllianceBernstein Utility Income Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and its results are not indicative of
-------------------------------------------------------------------------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 1



-------------------------------------------------------------------------------

the performance for any specific investment, including AllianceBernstein Utility Income Fund.

     Additional investment results appear on pages 5-7.

-------------------------------------------------------------------------------


The Fund slightly underperformed its benchmark, the S&P 500 GICS Utilities Composite ("the Composite"), for the six-month period, but outperformed the Composite for the 12-month period ended May 31, 2004. The Fund's Class A shares returned 8.92% and 12.73% over the six-month and 12-month periods, respectively. The Composite, which includes only domestic electric utilities, but excludes gas and water utilities, telephones and telecommunication equipment companies, had gains of 9.08% and 11.04% over the six-month and 12-month periods, respectively.

The Fund's relative underperformance for the six-month period versus its benchmark was principally attributed to its overweight position in high quality, more defensive electric names. As we look deeper in the electric sector, we find that the electric utilities with weaker fundamentals outperformed the electrics with stronger fundamentals. The reason for this was that most of these companies restructured their balance sheets, thus easing their short-term liquidity problems and preventing them from filing for bankruptcy. Most of these fundamentally weak companies abandoned their growth business models and returned to "back to basic" strategies.

So far, these companies have restored some credibility in management and have started to execute on fundamentals and cash flow improvement. As the market begins to focus on high quality companies with strong fundamentals, performance should begin to improve. In fact, this improvement is already evident in the Fund's Class A shares 12-month performance, which outpaced that of its benchmark by approximately 169 basis points.

Market Review and Investment Strategy

We regard 2004 as a continuation of a restructuring year for the utility sector, as most companies aggressively improved their balance sheets by selling non-core assets, cutting capital expenditures, issuing equity, paying down debt, and exiting from some non-regulated businesses. The most encouraging aspect is the sector's improving free cash flow and more disciplined capital deployment. Separately, utilities benefited from a number of macro trends including the improved credit environment, rising gas and power prices, the reduction of tax rates on dividends and very low long-term interest rates. On the other hand, utilities were negatively impacted by the expectation of rising interest rates. To mitigate the impact of rising rates on the Fund, we moved into companies with higher beta but above-average growth in earnings, dividends and cash flow.

During the period under review, we continued to focus the Fund's investments on high quality names with attractive valuations. Within the electric utilities, we focused on the regulated


_______________________________________________________________________________

2 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


integrated utilities instead of the non-regulated electric power marketers and generators. We remained cautious of the telephone utilities, primarily because of their fundamental uncertainties and competitive pressures. On the electric side, we remained cautious of the non-regulated generation and marketing sectors (given their improving balance sheets and easing liquidity concerns), but positive on the traditional regulated integrated utilities due to their earnings stability, high dividend yields and reasonable valuations.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 3


PORTFOLIO SUMMARY
May 31, 2004 (unaudited)


INCEPTION DATES
Class A Shares
10/18/93
Class B Shares
10/18/93
Class C Shares
10/27/93

PORTFOLIO STATISTICS
Net Assets ($mil): $193.1

[Pie Chart Omitted]

SECTOR BREAKDOWN*

Utilities
o     73.8%   Electric & Gas Utility
o     11.2%   Telephone Utility
o      1.1%   Miscellaneous

Consumer Services
o      7.6%   Cellular Communications

Energy
o      4.3%   Pipelines

Technology
o      1.3%   Communications Equipment
o      0.7%   Short-Term


* The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


_______________________________________________________________________________

4 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


INVESTMENT RESULTS

CLASS A SHARE AVERAGE ANNUAL RETURNS AS OF MAY 31, 2004
-------------------------------------------------------------------------------

                                  NAV Returns            SEC Returns
                     1 Year          12.73%                  7.91%
                     5 Years         -0.50%                 -1.36%
                    10 Years          8.62%                  8.15%

CLASS A SHARE SEC AVERAGE ANNUAL RETURNS
AS OF THE MOST RECENT QUARTER-END (JUNE 30, 2004)
-------------------------------------------------------------------------------

                                                         SEC Returns
                     1 Year                                  9.55%
                     5 Years                                -1.07%
                    10 Years                                 8.73%


The performance shown above represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/Products & Services/Mutual Funds). Returns are for Class A shares and are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the 4.25% maximum front-end sales charge for Class A shares. Performance assumes reinvestment of distributions and does not account for taxes.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or Alliance at
(800) 227-4618. Please read the prospectus carefully before you invest.

A Word About Risk: The Fund can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the prospectus.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 5


INVESTMENT RESULTS

CLASS B SHARE AVERAGE ANNUAL RETURNS AS OF MAY 31, 2004
-------------------------------------------------------------------------------

                                  NAV Returns            SEC Returns
                     1 Year          11.88%                  7.88%
                     5 Years         -1.22%                 -1.22%
                    10 Years(a)       8.00%                  8.00%


CLASS B SHARE SEC AVERAGE ANNUAL RETURNS
AS OF THE MOST RECENT QUARTER-END (JUNE 30, 2004)
-------------------------------------------------------------------------------

                                                         SEC Returns
                     1 Year                                  9.69%
                     5 Years                                -0.91%
                    10 Years(a)                              8.59%

(a)  Assumes conversion of Class B shares into Class A shares after eight years.

The performance shown above represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/Products & Services/Mutual Funds). Returns are for Class B shares and are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4). Performance assumes reinvestment of distributions and does not account for taxes.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or Alliance at
(800) 227-4618. Please read the prospectus carefully before you invest.

A Word About Risk: The Fund can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the prospectus.


_______________________________________________________________________________

6 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


INVESTMENT RESULTS

CLASS C SHARE AVERAGE ANNUAL RETURNS AS OF MAY 31, 2004
-------------------------------------------------------------------------------

                                  NAV Returns            SEC Returns
                     1 Year          11.95%                 10.95%
                     5 Years         -1.20%                 -1.20%
                    10 Years          7.87%                  7.87%


CLASS C SHARE SEC AVERAGE ANNUAL RETURNS
AS OF THE MOST RECENT QUARTER-END (JUNE 30, 2004)
-------------------------------------------------------------------------------

                                                         SEC Returns
                     1 Year                                 12.67%
                     5 Years                                -0.91%
                    10 Years                                 8.44%


The performance shown above represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/Products & Services/Mutual Funds). Returns are for Class C shares and are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable contingent deferred sales charge for Class C shares (1% year 1). Performance assumes reinvestment of distributions and does not account for taxes.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or Alliance at
(800) 227-4618. Please read the prospectus carefully before you invest.

A Word About Risk: The Fund can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the prospectus.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 7


TEN LARGEST HOLDINGS
May 31, 2004 (unaudited)

                                                                  Percent of
Company                         Country             U.S. $ Value  Net Assets
-------------------------------------------------------------------------------
FPL Group, Inc.
  (common & preferred)          United States        $10,346,387         5.3%
TXU Corp.
  (common & preferred)          United States         10,061,453         5.2
Exelon Corp.                    United States          8,431,560         4.4
Sempra Energy
  (common & preferred)          United States          6,410,629         3.3
KeySpan Corp.
  (common & preferred)          United States          6,145,010         3.2
Dominion Resources, Inc.        United States          5,982,150         3.1
American Electric Power Co.,
  Inc. (common & preferred)     United States          5,711,892         3.0
NSTAR                           United States          5,616,864         2.9
Entergy Corp.                   United States          5,461,000         2.8
PG&E Corp.                      United States          5,443,500         2.8
-------------------------------------------------------------------------------
                                                     $69,610,445        36.0%


_______________________________________________________________________________

8 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


PORTFOLIO OF INVESTMENTS
May 31, 2004 (unaudited)

                                                                U.S. $
Company                                          Shares          Value
-------------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-98.4%

UNITED STATES INVESTMENTS-83.9%

Utilities-76.2%
Electric & Gas Utility-68.4%

AES Corp.(a)                                    282,300     $  2,636,682
AGL Resources, Inc.                              76,700        2,162,940
Alliant Energy Corp.                            105,000        2,622,900
Ameren Corp.                                     76,000        3,359,200
American Electric Power Co., Inc.                49,000        1,556,730
American Electric Power Co., Inc.
  9.25% cv. preferred stock                      94,200        4,155,162
Cinergy Corp.                                   116,100        4,354,911
Cinergy Corp.
  9.50% cv. preferred stock                      16,000          944,000
Consolidated Edison, Inc.                        72,800        2,858,128
Dominion Resources, Inc.                         95,000        5,982,150
DTE Energy Co.                                   67,000        2,694,070
DTE Energy Co.
  8.75% cv. preferred stock                      83,200        2,042,560
Duke Energy Corp.                               114,000        2,273,160
Energy East Corp.                                74,000        1,739,000
Entergy Corp.                                   100,000        5,461,000
Equitable Resources, Inc.                       107,400        5,198,160
Exelon Corp.                                    253,200        8,431,560
FirstEnergy Corp.                               127,300        4,964,700
FPL Group, Inc.                                  90,900        5,794,875
FPL Group, Inc.
  8.00% cv. preferred stock                      83,300        4,551,512
KeySpan Corp.                                    56,900        2,014,260
KeySpan Corp.
  8.75% cv. preferred stock                      82,000        4,130,750
New Jersey Resources Corp.                       96,350        3,783,664
NSTAR                                           118,800        5,616,864
PG&E Corp.(a)                                   191,000        5,443,500
PNM Resources, Inc.                              54,000        1,622,700
PPL Corp.                                       123,600        5,333,340
Public Service
  10.25% cv. preferred stock                     79,000        4,562,250
Questar Corp.                                    80,100        2,935,665
SCANA Corp.                                      57,000        2,028,060
Sempra Energy                                    60,700        2,025,559
Sempra Energy
  8.50% cv. preferred stock                     149,000        4,385,070
Southern Co.                                     40,700        1,177,044
TXU Corp.                                       138,100        5,160,797
TXU Corp.
  8.75% cv. preferred stock                     110,400        4,900,656
Westar Energy, Inc.                              49,000          966,280
Xcel Energy, Inc.                               133,000        2,259,670
                                                             ------------
                                                             132,129,529
                                                             ------------

_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 9


                                                                U.S. $
Company                                          Shares          Value
-------------------------------------------------------------------------------
Telephone Utility-7.8%

ALLTEL Corp.                                     19,000     $    961,970
BellSouth Corp.                                 113,900        2,842,944
SBC Communications, Inc.                         78,000        1,848,600
Sprint Corp. (FON Group)                        271,400        4,820,064
Verizon Communications, Inc.                    132,100        4,568,018
                                                             ------------
                                                              15,041,596
                                                             ------------
                                                             147,171,125
                                                             ------------
Energy-3.3%
Pipelines-3.3%

Kinder Morgan, Inc.                              35,000        2,100,000
Southern Union Co.
  5.75% cv. preferred stock                      33,100        2,064,613
The Williams Cos., Inc.                         188,000        2,239,080
                                                             ------------
                                                               6,403,693
                                                             ------------
Consumer Services-3.1%
Cellular Communications-3.1%

Nextel Communications, Inc. Cl.A(a)             128,000        2,960,640
Nextel Partners, Inc. Cl.A(a)                   112,700        1,838,137
Western Wireless Corp. Cl.A(a)                   46,000        1,259,480
                                                             ------------
                                                               6,058,257
                                                             ------------
Technology-1.3%
Communication Equipment-1.3%

QUALCOMM, Inc.                                   36,000        2,414,520
                                                             ------------

Total United States Investments
  (cost $140,015,241)                                        162,047,595
                                                             ------------

FOREIGN INVESTMENTS-14.5%
Canada-1.0%

TransCanada Corp.                                92,000        1,840,000
                                                             ------------

France-2.5%

France Telecom, SA (ADR)                        113,000        2,737,990
Veolia Environnement (ADR)                       75,000        2,017,500
                                                             ------------
Total France                                                   4,755,490
                                                             ------------

Hong Kong-2.7%

Hong Kong and China Gas Co., Ltd.             2,253,000        3,555,497
Hong Kong Electric Holdings, Ltd.               406,000        1,692,947
                                                             ------------
Total Hong Kong                                                5,248,444
                                                             ------------

Mexico-4.5%

America Movil S.A. de C.V.
  Series L (ADR)                                142,000        4,977,100
Telefonos de Mexico, SA
  Series L (ADR)                                112,100        3,771,044
                                                             ------------
Total Mexico                                                   8,748,144
                                                             ------------


_______________________________________________________________________________

10 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


                                              Shares or
                                              Principal
                                                 Amount          U.S.  $
Company                                            (000)           Value
-------------------------------------------------------------------------------
Peoples Republic of China-2.0%

China Resources Power Holdings Co., Ltd.(a)   4,290,000     $  2,339,270
Huaneng Power International, Inc. (ADR)          42,000        1,562,400
                                                             ------------
Total Peoples Republic of China                                3,901,670
                                                             ------------

United Kingdom-1.8%

Vodafone Group Plc (ADR)                        145,300        3,452,328
                                                             ------------
Total Foreign Investments
  (cost $21,212,282)                                          27,946,076
                                                             ------------
Total Common & Preferred Stocks
  (cost $161,227,523)                                        189,993,671
                                                             ------------

SHORT-TERM INVESTMENT-0.7%
Time Deposit-0.7%

State Street Euro Dollar
  0.50%, 6/01/04
  (cost $1,326,000)                             $ 1,326        1,326,000
                                                             ------------
Total Investments-99.1%
  (cost $162,553,523)                                        191,319,671

Other assets less liabilities-0.9%                             1,811,721
                                                             ------------
Net Assets-100%                                             $193,131,392
                                                             ============


(a)  Non-income producing security.
     Glossary:
     ADR - American Depositary Receipt
     See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 11


STATEMENT OF ASSETS & LIABILITIES
May 31, 2004 (unaudited)

Assets
Investments in securities, at value (cost $162,553,523)           $191,319,671
Cash                                                                       915
Foreign cash, at value (cost $190,444)                                 190,317
Receivable for investment securities sold                            2,728,540
Dividends and interest receivable                                      497,642
Receivable for capital stock sold                                      121,597
Total assets                                                       194,858,682

Liabilities
Payable for investment securities purchased                          1,092,720
Payable for capital stock redeemed                                     183,354
Distribution fee payable                                               129,766
Advisory fee payable                                                    88,005
Accrued expenses                                                       233,445
Total liabilities                                                    1,727,290
Net Assets                                                        $193,131,392

Composition of Net Assets
Capital stock, at par                                             $     14,633
Additional paid-in capital                                         265,092,009
Undistributed net investment income                                  1,352,135
Accumulated net realized loss on investment and
  foreign currency transactions                                   (102,093,406)
Net unrealized appreciation of investments and
  foreign currency denominated assets and liabilities               28,766,021
                                                                  $193,131,392

Calculation of Maximum Offering Price

Class A Shares
Net asset value and redemption price per share
  ($51,564,327/3,876,533 shares of capital stock
  issued and outstanding)                                               $13.30
Sales charge--4.25% of public offering price                               .59
Maximum offering price                                                  $13.89

Class B Shares
Net asset value and offering price per share
  ($107,465,073/8,171,530 shares of capital stock
  issued and outstanding)                                               $13.15

Class C Shares
Net asset value and offering price per share
  ($31,791,030/2,412,344 shares of capital stock
  issued and outstanding)                                               $13.18

Advisor Class Shares
Net asset value, redemption and offering price per share
  ($2,310,962/173,012 shares of capital stock
  issued and outstanding)                                               $13.36


See notes to financial statements.


_______________________________________________________________________________

12 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


STATEMENT OF OPERATIONS
Six Months Ended May 31, 2004 (unaudited)

Investment Income

Dividends (net of foreign taxes withheld
  of $9,324)                                       $ 4,042,365
Interest                                                 3,781    $  4,046,146

Expenses
Advisory fee                                           752,276
Distribution fee--Class A                               79,567
Distribution fee--Class B                              559,506
Distribution fee--Class C                              166,380
Transfer agency                                        356,621
Custodian                                               71,701
Administrative                                          56,300
Audit and legal                                         50,185
Printing                                                42,467
Registration                                            30,562
Directors' fees                                          9,740
Miscellaneous                                           10,738
Total expenses                                       2,186,043
Less: expenses waived and reimbursed
  by the Adviser and the Transfer Agent
  (see Note B)                                        (189,998)
Less: expense offset arrangement
  (see Note B)                                             (14)
Net expenses                                                         1,996,031
Net investment income                                                2,050,115

Realized and Unrealized Gain (Loss) on
Investment and Foreign Currency
Transactions

Net realized gain on:
  Investment transactions                                            8,928,298
  Foreign currency transactions                                          1,560
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                        5,797,551
  Foreign currency denominated assets
    and liabilities                                                       (159)
Net gain on investment and foreign
  currency transactions                                             14,727,250

Net Increase in Net Assets from
  Operations                                                      $ 16,777,365


See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 13


STATEMENT OF CHANGES IN NET ASSETS

                                           Six Months Ended        Year Ended
                                             May 31, 2004          November 30,
                                              (unaudited)             2003
Increase in Net Assets
from Operations
Net investment income                        $  2,050,115         $  4,488,109
Net realized gain on investment
  and foreign currency transactions             8,929,858            1,593,533
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities            5,797,392           19,637,345
Net increase in net assets from
  operations                                   16,777,365           25,718,987

Dividends to Shareholders from
Net investment income
  Class A                                        (771,252)          (1,053,772)
  Class B                                      (1,204,003)          (1,365,509)
  Class C                                        (358,257)            (403,638)
  Advisor Class                                   (37,596)             (67,781)

Capital Stock Transactions
Net decrease                                  (18,171,997)         (21,787,316)
Total increase (decrease)                      (3,765,740)           1,040,971

Net Assets
Beginning of period                           196,897,132          195,856,161
End of period (including undistributed net
  investment income of $1,352,135 and
  $1,673,128, respectively)                 $ 193,131,392        $ 196,897,132


See notes to financial statements.


_______________________________________________________________________________

14 o ALLIANCEBERNSTEIN UTILITY INCOME FUND



NOTES TO FINANCIAL STATEMENTS
May 31, 2004 (unaudited)


NOTE A
Significant Accounting Policies

AllianceBernstein Utility Income Fund, Inc. (the "Fund") organized as a Maryland corporation on July 28, 1993, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 15


fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net un-


_______________________________________________________________________________

16 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


realized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004, the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the average daily net assets of the Fund. Through May 31, 2004, such waiver amounted to $166,799. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the New York Attorney General's Office ("NYAG"). For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 17


Pursuant to the advisory agreement, the Fund paid $56,300 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 2004.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $191,272 for the six months ended May 31, 2004. During the period, AGIS agreed to waive a portion of its fees for such services. Such waiver amounted to $23,199.

For the six months ended May 31, 2004, the Fund's expenses were reduced by $14 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,342 from the sale of Class A shares and received $1,225, $102,913 and $4,070 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2004.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2004 amounted to $244,899, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $8,646,603 and $1,599,188 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


_______________________________________________________________________________

18 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended May 31, 2004, were as follows:

                                               Purchases              Sales
Investment securities (excluding
  U.S. government securities)                $ 48,932,595         $ 69,351,939
U.S. government securities                             -0-                  -0-


The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation                                      $29,693,793
Gross unrealized depreciation                                         (927,645)
Net unrealized appreciation                                        $28,766,148

NOTE E
Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrowers's failure to return a loaned security when due. As of May 31, 2004, the Fund had no securities on loan. For the six months ended May 31, 2004, the Fund earned fee income of $245 which is included in interest income in the accompanying statement of operations.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 19


NOTE F
Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                                Shares                        Amount
                    --------------------------    ----------------------------
                      Six Months                    Six Months
                           Ended    Year Ended           Ended      Year Ended
                    May 31, 2004   November 30,   May 31, 2004     November 30,
                     (unaudited)          2003     (unaudited)            2003
-------------------------------------------------------------------------------
Class A
Shares sold              357,066     1,182,136    $  4,713,921    $ 13,698,054
Shares issued in
  reinvestment of
  dividends               48,093        72,066         621,972         832,537
Shares converted
  from Class B           104,452       129,591       1,384,607       1,529,720
Shares redeemed         (846,732)   (1,610,708)    (11,164,361)    (18,667,507)
Net decrease            (337,121)     (226,915)   $ (4,443,861)   $ (2,607,196)

Class B
Shares sold              412,423     1,438,187    $  5,373,221    $ 16,471,374
Shares issued in
  reinvestment of
  dividends               65,549        83,669         837,415         954,114
Shares converted
  to Class A            (105,591)     (132,588)     (1,384,607)     (1,529,720)
Shares redeemed       (1,161,995)   (2,764,371)    (15,109,070)    (31,299,270)
Net decrease            (789,614)   (1,375,103)  $ (10,283,041)  $ (15,403,502)

Class C
Shares sold              213,632       685,304   $   2,799,713   $   7,865,021
Shares issued in
  reinvestment of
  dividends               17,415        21,901         222,862         250,438
Shares redeemed         (482,541)     (982,406)     (6,296,411)    (11,275,720)
Net decrease            (251,494)     (275,201)  $  (3,273,836)  $  (3,160,261)

Advisor Class
Shares sold                9,731       242,378   $     130,655   $   2,761,640
Shares issued in
  reinvestment of
  dividends                1,553         2,890          20,190          33,690
Shares redeemed          (24,207)     (291,010)       (322,104)     (3,411,687)
Net decrease             (12,923)      (45,742)  $    (171,259)   $   (616,357)


_______________________________________________________________________________

20 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


NOTE G
Risks Involved in Investing in the Fund

Concentration of Risk--Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

The investments in utility companies may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. The revenues of domestic and foreign utilities companies generally reflect the economic growth and development in the geographic areas in which they do business.

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2004.

NOTE I
Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2004 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2003 and November 30, 2002 were as follows:

                                                  2003                 2002
Distributions paid from:
  Ordinary income                             $ 2,890,700          $ 4,134,813
Total taxable distributions                     2,890,700            4,134,813
  Tax return of capital                                -0-                  -0-
Total distributions paid                      $ 2,890,700          $ 4,134,813


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 21


As of November 30, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                         $ (109,482,367)(a)
Undistributed ordinary income                                     1,673,128
Unrealized appreciation/(depreciation)                           21,427,732(b)
Total accumulated earnings/(deficit)                         $  (86,381,507)


(a) On November 30, 2003, the Fund had a net capital loss carryforward of $109,482,367, of which $21,143,136 expires in the year 2009 and $88,339,231 which expires in the year 2010. During the fiscal year, the Fund utilized capital loss carryforwards of $609,306.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE J
Legal Proceedings

As has been previously reported in the press, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

  (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

  (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and


_______________________________________________________________________________

22 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


  (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For a more complete description of this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.

The special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 23


As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.


_______________________________________________________________________________

24 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                              Class A
                                          ------------------------------------------------------------------------------
                                            Six Months
                                               Ended
                                              May 31,                        Year Ended November 30,
                                                2004     ---------------------------------------------------------------
                                            (unaudited)      2003         2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.39       $11.01       $14.17       $17.90       $16.91       $14.68

Income From Investment Operations
Net investment income(a)                         .17(b)       .32(b)       .27(b)       .23         1.40          .36(b)
Net realized and unrealized
  gain (loss) on investment and
  foreign currency transactions                  .93         1.30        (3.17)       (2.88)         .85         2.53
Net increase (decrease) in net
  asset value from operations                   1.10         1.62        (2.90)       (2.65)        2.25         2.89

Less: Dividends and Distributions
Dividends from net investment income            (.19)        (.24)        (.26)        (.97)        (.32)        (.32)
Tax return of capital                             -0-          -0-          -0-        (.11)          -0-          -0-
Distributions from net realized
  gain on investment transactions                 -0-          -0-          -0-          -0-        (.94)        (.34)
Total dividends and distributions               (.19)        (.24)        (.26)       (1.08)       (1.26)        (.66)
Net asset value, end of period                $13.30       $12.39       $11.01       $14.17       $17.90       $16.91

Total Return
Total investment return based on
  net asset value(c)                            8.92%       14.89%      (20.65)%     (15.75)%      14.14%       20.27%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $51,564      $52,188      $48,908      $73,487      $52,172      $29,841
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.46%(d)     1.50%        1.50%        1.46%        1.46%        1.50%
  Expenses, before waivers/reimbursements       1.64%(d)     1.70%        1.61%        1.46%        1.46%        1.73%
  Net investment income                         2.57%(b)(d)  2.79%(b)     2.18%(b)     1.38%        8.08%        2.26%(b)
Portfolio turnover rate                           25%          74%          99%          21%          24%          19%


See footnote summary on page 29.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 25


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                             Class B
                                         ------------------------------------------------------------------------------
                                            Six Months
                                               Ended
                                              May 31,                        Year Ended November 30,
                                                2004     ---------------------------------------------------------------
                                            (unaudited)      2003         2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.24       $10.87       $13.98       $17.72       $16.80       $14.62

Income From Investment Operations
Net investment income(a)                         .12(b)       .24(b)       .18(b)       .11         1.30          .25(b)
Net realized and unrealized
  gain (loss) on investment and
  foreign currency transactions                  .93         1.27        (3.12)       (2.84)         .81         2.52
Net increase (decrease) in net
  asset value from operations                   1.05         1.51        (2.94)       (2.73)        2.11         2.77

Less: Dividends and Distributions
Dividends from net investment income            (.14)        (.14)        (.17)        (.90)        (.25)        (.25)
Tax return of capital                             -0-          -0-          -0-        (.11)          -0-          -0-
Distributions from net realized
  gain on investment transactions                 -0-          -0-          -0-          -0-        (.94)        (.34)
Total dividends and distributions               (.14)        (.14)        (.17)       (1.01)       (1.19)        (.59)
Net asset value, end of period                $13.15       $12.24       $10.87       $13.98       $17.72       $16.80

Total Return
Total investment return based on
  net asset value(c)                            8.60%       13.99%      (21.18)%     (16.38)%      13.32%       19.45%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)   $107,465     $109,717     $112,372     $181,338     $142,975      $80,806
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       2.20%(d)     2.20%        2.20%        2.17%        2.18%        2.20%
  Expenses, before waivers/reimbursements       2.38%(d)     2.44%        2.34%        2.17%        2.18%        2.44%
  Net investment income                         1.83%(b)(d)  2.08%(b)     1.49%(b)      .67%        7.63%        1.55%(b)
Portfolio turnover rate                           25%          74%          99%          21%          24%          19%


See footnote summary on page 29.


_______________________________________________________________________________

26 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                               Class C
                                            ------------------------------------------------------------------------------
                                            Six Months
                                               Ended
                                              May 31,                        Year Ended November 30,
                                                2004     ---------------------------------------------------------------
                                            (unaudited)      2003         2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.27       $10.89       $14.00       $17.74       $16.82       $14.65

Income From Investment Operations
Net investment income(a)                         .12(b)       .24(b)       .18(b)       .11         1.30          .25(b)
Net realized and unrealized
  gain (loss) on investment and
  foreign currency transactions                  .93         1.28        (3.12)       (2.84)         .81         2.51
Net increase (decrease) in net
  asset value from operations                   1.05         1.52        (2.94)       (2.73)        2.11         2.76

Less: Dividends and Distributions
Dividends from net investment income            (.14)        (.14)        (.17)        (.90)        (.25)        (.25)
Tax return of capital                             -0-          -0-          -0-        (.11)          -0-          -0-
Distributions from net realized
  gain on investment transactions                 -0-          -0-          -0-          -0-        (.94)        (.34)
Total dividends and distributions               (.14)        (.14)        (.17)       (1.01)       (1.19)        (.59)
Net asset value, end of period                $13.18       $12.27       $10.89       $14.00       $17.74       $16.82

Total Return
Total investment return based on
  net asset value(c)                            8.58%       14.06%      (21.15)%     (16.36)%      13.30%       19.34%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)    $31,791      $32,680      $32,013      $49,259      $34,253      $20,605
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       2.18%(d)     2.20%        2.20%        2.17%        2.18%        2.20%
  Expenses, before waivers/reimbursements       2.36%(d)     2.42%        2.33%        2.17%        2.18%        2.44%
  Net investment income                         1.86%(b)(d)  2.09%(b)     1.50%(b)      .68%        7.64%        1.56%(b)
Portfolio turnover rate                           25%          74%          99%          21%          24%          19%


See footnote summary on page 29.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 27


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                            Advisor Class
                                         ------------------------------------------------------------------------------
                                            Six Months
                                               Ended
                                              May 31,                        Year Ended November 30,
                                                2004     ---------------------------------------------------------------
                                            (unaudited)      2003         2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.44       $11.07       $14.23       $17.97       $16.95       $14.70

Income From Investment Operations
Net investment income(a)                         .19(b)       .37(b)       .33(b)       .27         1.54          .42(b)
Net realized and unrealized
  gain (loss) on investment and
  foreign currency transactions                  .94         1.28        (3.19)       (2.89)         .77         2.52
Net increase (decrease) in net
  asset value from operations                   1.13         1.65        (2.86)       (2.62)        2.31         2.94

Less: Dividends and Distributions
Dividends from net investment income            (.21)        (.28)        (.30)       (1.00)        (.35)        (.35)
Tax return of capital                             -0-          -0-          -0-        (.12)          -0-          -0-
Distributions from net realized
  gain on investment transactions                 -0-          -0-          -0-          -0-        (.94)        (.34)
Total dividends and distributions               (.21)        (.28)        (.30)       (1.12)       (1.29)        (.69)
Net asset value, end of period                $13.36       $12.44       $11.07       $14.23       $17.97       $16.95

Total Return
Total investment return based on
  net asset value(c)                            9.12%       15.12%      (20.32)%     (15.58)%      14.49%       20.62%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)     $2,311       $2,312       $2,563       $3,890       $2,016       $1,532
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.16%(d)     1.20%        1.20%        1.16%        1.17%        1.20%
  Expenses, before waivers/reimbursements       1.34%(d)     1.41%        1.31%        1.16%        1.17%        1.41%
  Net investment income                         2.87%(b)(d)  3.21%(b)     2.49%(b)     1.65%        8.64%        2.55%(b)
Portfolio turnover rate                           25%          74%          99%          21%          24%          19%


See footnote summary on page 29.


_______________________________________________________________________________

28 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


(a)  Based on average shares outstanding.

(b)  Net of expenses waived and reimbursed by the Adviser and the Transfer
Agent.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and disributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 29


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS
Paul C. Rissman(2), Senior Vice President
Thomas J. Bardong, Vice President
Annie Tsao(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Auditors

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036


(1)  Member of the Audit Committee.

(2) Mr. Rissman and Ms. Tsao are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.


_______________________________________________________________________________

30 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


MANAGEMENT OF THE FUND

Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                PORTFOLIOS
                                                                                  IN FUND          OTHER
NAME, AGE OF DIRECTOR,                     PRINCIPAL                              COMPLEX       DIRECTORSHIP
       ADDRESS                            OCCUPATION(S)                         OVERSEEN BY        HELD BY
 (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                        DIRECTOR         DIRECTOR
------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#+, 71         Investment adviser and an inde-                116             None
2 Sound View Drive                   pendent consultant. He was
Suite 100                            formerly Senior Manager of
Greenwich, CT 06830                  Barrett Associates, Inc., a
(10)                                 registered investment adviser,
Chairman of the Board                with which he had been associ-
                                     ated since prior to 1999. He was
                                     formerly Deputy Comptroller and
                                     Chief Investment Officer of the
                                     State of New York and, prior
                                     thereto, Chief Investment Officer
                                     of the New York Bank for Savings.

Ruth Block,#+, 73                    Formerly Executive Vice                         96             None
500 SE Mizner Blvd.                  President and Chief Insurance
Boca Raton, FL 33432                 Officer of The Equitable Life
(10)                                 Assurance Society of the United
                                     States; Chairman and Chief Exec-
                                     utive Officer of Evlico; Director of
                                     Avon, BP (oil and gas), Ecolab
                                     Incorporated (specialty chemicals),
                                     Tandem Financial Group and
                                     Donaldson, Lufkin & Jenrette
                                     Securities Corporation; former
                                     Governor at Large National
                                     Association of Securities Dealers,
                                     Inc.

David H. Dievler,#+, 74              Independent consultant. Until                  100             None
P.O. Box 167                         December 1994 he was Senior
Spring Lake, NJ 07762                Vice President of Alliance Capital
(10)                                 Management Corporation ("ACMC")
                                     responsible for mutual fund admin-
                                     istration. Prior to joining ACMC in
                                     1984 he was Chief Financial Officer
                                     of Eberstadt Asset Management
                                     since 1968. Prior to that he
                                     was a Senior Manager at Price
                                     Waterhouse & Co. Member of
                                     American Institute of Certified
                                     Public Accountants since 1953.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 31



                                                                                PORTFOLIOS
                                                                                  IN FUND          OTHER
NAME, AGE OF DIRECTOR,                     PRINCIPAL                              COMPLEX       DIRECTORSHIP
       ADDRESS                            OCCUPATION(S)                         OVERSEEN BY        HELD BY
 (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                        DIRECTOR         DIRECTOR
------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

John H. Dobkin,#+, 62                Consultant. Formerly President                  98             None
P.O. Box 12                          of Save Venice, Inc. (preservation
Annandale, NY 12504                  organization) from 2001-2002,
(10)                                 a Senior Advisor from June 1999-
                                     June 2000 and President of
                                     Historic Hudson Valley (historic
                                     preservation) from December 1989-
                                     May 1999. Previously, Director of
                                     the National Academy of Design
                                     and during 1988-1992, he was
                                     Director and Chairman of the Audit
                                     Committee of ACMC.

Clifford L. Michel,#+, 64            Senior Counsel to the law firm                  97            Placer Dome,
15 St. Bernard's Road                of Cahill Gordon & Reindel since                                  Inc.
Gladstone, NJ 07934                  February 2001 and a partner of
(10)                                 that firm for more than twenty-five
                                     years prior thereto. He is President
                                     and Chief Executive Officer of
                                     Wenonah Development Company
                                     (investments) and a Director of
                                     Placer Dome, Inc. (mining).

Donald J. Robinson,#+, 69            Senior Counsel to the law firm of               96             None
98 Hell's Peak Road                  Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                     since prior to 1999. Formerly a
(7)                                  senior partner and a member of
                                     the Executive Committee of that
                                     firm. He was also a member and
                                     Chairman of the Municipal Secur-
                                     ities Rulemaking Board and Trustee
                                     of the Museum of the City of
                                     New York.

INTERESTED DIRECTOR

Marc O. Mayer, ++, 46                Executive Vice President of ACMC                68             None
1345 Avenue of the                   since 2001; prior thereto, Chief
Americas                             Executive Officer of Sanford C.
New York, NY 10105                   Bernstein & Co., LLC and its
(Elected November 18,                predecessor since prior to 1999.
                                     2003)


*    There is no stated term of office for the Fund's Directors.

#    Member of the Audit Committee.

+    Member of the Nominating Committee.

++    Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


_______________________________________________________________________________

32 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


Officer Information
Certain information concerning the Fund's Officers is listed below.


       NAME,                             POSITION(S)                      PRINCIPAL OCCUPATION
 ADDRESS* AND AGE                      HELD WITH FUND                     DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------

Marc O. Mayer, 46                    President                       Executive Vice President of Alliance
                                                                     Capital Management Corporation
                                                                     ("ACMC")** since 2001; prior thereto,
                                                                     Chief Executive Officer of Sanford C.
                                                                     Bernstein & Co., LLC and its
                                                                     predecessor since prior to 1999.

Paul C. Rissman, 47                  Senior Vice President           Executive Vice President of Alliance
                                                                     Capital Management Corporation
                                                                     ACMC, ** with which he has been
                                                                     associated since prior to 1999.

Thomas J. Bardong, 59                Vice President                  Senior Vice President of ACMC, ** with
                                                                     which he has been associated since
                                                                     prior to 1999.

Annie Tsao, 51                       Vice President                  Senior Vice President of ACMC,** with
                                                                     which she has been associated since
                                                                     prior to 1999.

Mark R. Manley, 41                   Secretary                       Senior Vice President and Chief
                                                                     Compliance Officer of ACMC, ** with
                                                                     which he has been associated since
                                                                     prior to 1999.

Mark D. Gersten, 53                  Treasurer and Chief             Senior Vice President of Alliance Global
                                     Financial Officer               Investor Services, Inc. ("AGIS"),** with
                                                                     which he has been associated since
                                                                     prior to 1999.

Vincent S. Noto, 39                  Controller                      Vice President of AGIS, ** with which
                                                                     he has been associated since prior to
                                                                     1999.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**   ACMC and AGIS are affiliates of the Fund.

    The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 33


ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy*
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy**

Blended Style Funds

U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Small Cap Growth Fund
Technology Fund

Global & International

All-Asia Investment Fund
Global Research Growth Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Value Funds

Domestic

Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

Taxable Bond Funds

Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

Municipal Bond Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Intermediate Municipal Bond Funds

Intermediate California
Intermediate Diversified
Intermediate New York

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

We also offer Exchange Reserves,+ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*    Formerly Growth Investors Fund.

**   Formerly Conservative Investors Fund.

+    An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

34 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


NOTES


_______________________________________________________________________________

ALLIANCEBERNSTEIN UTILITY INCOME FUND o 35


NOTES


_______________________________________________________________________________

36 o ALLIANCEBERNSTEIN UTILITY INCOME FUND


ALLIANCEBERNSTEIN UTILITY INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

(SM) This service mark used under license from the owner, Alliance Capital Management L.P.

ACBVIUIFSR0504



ITEM 2.       CODE OF ETHICS.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a Semi-Annual report to shareholders.

ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.       SCHEDULE OF INVESTMENTS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9.       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On March 17, 2004 the Fund adopted procedures effective April 1, 2004, by which shareholders may recommend nominees to the Fund's Board of Directors. Prior thereto, the Fund's Board did not accept shareholder recommendations for nominees to the Fund's Board.

ITEM 10.      CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.      EXHIBITS.

The following exhibits are attached to this Form N-CSR:

Exhibit No.    DESCRIPTION OF EXHIBIT

11 (b) (1)     Certification of Principal Executive Officer Pursuant to
               Section 302 of the Sarbanes-Oxley Act of 2002

11 (b) (2)     Certification of Principal Financial Officer Pursuant to Section
               302 of the Sarbanes-Oxley Act of 2002

11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Utility Income Fund, Inc.

By:      /s/Marc O. Mayer
         --------------------------------
         Marc O. Mayer
         President

Date:  July 30, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/Marc O. Mayer
         --------------------------------
         Marc O. Mayer
         President

Date:  July 30, 2004

By:      /s/Mark D. Gersten
         -------------------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:  July 30, 2004